SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

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Glen Burnie Bancorp
(Name of Registrant as Specified in Its Charter)

N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[GLEN BURNIE BANCORP LETTERHEAD]

April 12, 2006

Dear Fellow Stockholder:

You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Glen Burnie Bancorp (the “Company”) to be held at La Fontaine Bleu, 7514 Ritchie Highway, Glen Burnie, Maryland on Thursday, May 11, 2006 at 2:00 p.m.

The accompanying notice and proxy statement describe the formal business to be transacted at the meeting which includes the election of directors and authorization for the Board of Directors to select the Company’s auditors for the 2006 fiscal year.

Enclosed with this proxy statement are a proxy card and an Annual Report to Stockholders for the 2006 fiscal year. During the meeting, we will report on the operations of the Company’s wholly-owned subsidiary, The Bank of Glen Burnie. Directors and officers of the Company as well as representatives of Trice Geary & Myers LLC, our independent auditors, will be present to respond to any questions the stockholders may have.

ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ACCOMPANYING PROXY CARD AS SOON AS POSSIBLE EVEN IF YOU CURRENTLY PLAN TO ATTEND THE ANNUAL MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the meeting. Your vote is important, regardless of the number of shares you own. If you plan to attend the meeting, please check the box on the enclosed form of proxy.

Sincerely,

John E. Demyan	F. William Kuethe, Jr.
Chairman	President and Chief
Executive Officer

GLEN BURNIE BANCORP
101 Crain Highway, S.E.
Glen Burnie, Maryland 21061
(410) 766-3300

 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on May 11, 2006

NOTICE IS HEREBY GIVEN that the 2006 Annual Meeting of Stockholders (the “Annual Meeting”) of Glen Burnie Bancorp (the “Company”) will be held at La Fontaine Bleu, 7514 Ritchie Highway, Glen Burnie, Maryland on Thursday, May 11, 2006 at 2:00 p.m., Eastern Time.

A proxy statement and proxy card for the Annual Meeting accompany this notice.

The Annual Meeting has been called for the following purposes:

1.	To elect four directors;

2.	To authorize the Board of Directors to select an outside auditing firm for the 2006 fiscal year; and

3.	To transact such other business as may properly come before the Annual Meeting or any adjournments thereof.

Any action may be taken on any one of the foregoing proposals at the Annual Meeting on the date specified above or on any date or dates to which, by original or later adjournment, the Annual Meeting may be adjourned. Stockholders of record at the close of business on April 3, 2006 are the only stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof.

You are requested to complete and sign the accompanying proxy card, which is solicited by the Board of Directors and to mail it promptly in the accompanying envelope. The proxy card will not be used if you attend and vote at the Annual Meeting in person.

BY ORDER OF THE BOARD OF DIRECTORS

Dorothy A. Abel
SECRETARY

Glen Burnie, Maryland
April 12, 2006

IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE YOUR COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

PROXY STATEMENT
OF
GLEN BURNIE BANCORP
101 Crain Highway, S.E.
Glen Burnie, Maryland 21061

ANNUAL MEETING OF STOCKHOLDERS
May 11, 2006

GENERAL

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of Glen Burnie Bancorp (the “Company”) to be used at the 2006 Annual Meeting of Stockholders of the Company and any adjournments or postponements thereof (hereinafter called the “Annual Meeting”) which will be held at La Fontaine Bleu, 7514 Ritchie Highway, Glen Burnie, Maryland on Thursday, May 11, 2006 at 2:00 p.m., Eastern Time. The accompanying Notice of Annual Meeting and form of proxy and this Proxy Statement are being first mailed to stockholders on or about April 12, 2006.

VOTING AND REVOCABILITY OF PROXIES

Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are given, proxies will be voted for the nominees named below and for the proposal to authorize the Board of Directors to select an auditing firm. The proxy confers discretionary authority on the persons named therein to vote with respect to the election of any person as a director where the nominee is unable to serve or for good cause will not serve, and with respect to matters incident to the conduct of the Annual Meeting. If any other business is presented at the Annual Meeting, proxies will be voted by those named therein in accordance with the determination of a majority of the Board of Directors. Proxies marked as abstentions will not be counted as votes cast. In addition, shares held in street name which have been designated by brokers on proxy cards as not voted will not be counted as votes cast. Proxies marked as abstentions or as broker no votes, however, will be treated as shares present for purposes of determining whether a quorum is present.

Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by properly executed proxies will be voted at the Annual Meeting and all adjournments thereof. Proxies may be revoked by written notice to Dorothy A. Abel, the Secretary of the Company, at the address above or by the filing of a later dated proxy prior to a vote being taken on a particular proposal at the Annual Meeting. A proxy will not be voted if a stockholder attends the Annual Meeting and votes in person. The presence of a stockholder at the Annual Meeting will not revoke such stockholder’s proxy.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The securities entitled to vote at the Annual Meeting consist of the Company’s common stock, par value $1.00 per share (the “Common Stock”). Stockholders of record as of the close of business on April 3, 2006 (the “Record Date”) are entitled to one vote for each share then held. At the Record Date, the Company had 2,467,126 shares of Common Stock issued and outstanding. The presence, in person or by proxy, of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote will be necessary to constitute a quorum at the Annual Meeting. Persons and groups beneficially owning in excess of 5% of the Common Stock are required to file certain reports with respect to such ownership pursuant to the Securities Exchange Act of 1934 (the “Exchange Act”). The following table sets forth, as of the Record Date, certain information as to the Common Stock beneficially owned by all persons who were known to the Company to beneficially own more than 5% of the Common Stock outstanding at the Record Date.

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Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership[1]	Percent of Shares Of Common Stock Outstanding

John E. Demyan 101 Crain Highway, S.E. Glen Burnie, Maryland 21061	234,419	9.50%

Frederick W. Kuethe, III 377 Swinton Way Severna Park, Maryland 21032	131,203 [2]	5.32%

Eugene P. Nepa 36 Summerhill Trailer Park Crownsville, Maryland 21032	197,460 [3]	8.00%

Marrian K. McCormick 8 Oak Lane Glen Burnie, Maryland 21061	140,025 [4]	5.68%

_____________________________

[1]
Rounded to nearest whole share. For purposes of this table, a person is deemed to be the beneficial owner of any shares of Common Stock if he or she has or shares voting or investment power with respect to such Common Stock or has a right to acquire beneficial ownership at any time within 60 days from the Record Date. As used herein, “voting power” is the power to vote or direct the voting of shares and “investment power” is the power to dispose or direct the disposition of shares. Except as otherwise noted, ownership is direct, and the named individuals or group exercise sole voting and investment power over the shares of the Common Stock.

[2]
Includes 18,618 shares held jointly, 732 shares held by Mr. Kuethe individually, 5,361 shares held by Mr. Kuethe for the benefit of a minor child, 332 shares held by Mrs. Kuethe individually, and 5,360 shares held by Mrs. Kuethe for the benefit of a minor child. Each disclaims beneficial ownership to the shares owned individually by the other. Also includes 100,800 shares held by Mr. Kuethe as one of the trustees for The Kuethe Family Educational Trust.

[3]	Includes 9,537 shares held individually, 159,267 shares held by the Eugene P. Nepa Revocable Trust, and 28,656 shares held in Mr. Nepa’s Individual Retirement Account (“IRA”).

[4]
Includes 4,783 shares held by Mrs. McCormick individually, 14,200 shares held by Mrs. McCormick for the benefit of minor children, 20,242 shares held by Mrs. McCormick jointly with others, and 100,800 shares held by Mrs. McCormick as one of the trustees for The Kuethe Family Educational Trust.

PROPOSAL I — ELECTION OF DIRECTORS

The Board of Directors currently consists of 12 directors. Under the Company’s Articles of Incorporation, directors are divided into three classes and elected for terms of three years each and until their successors are elected and qualified. The Board has nominated Shirley E. Boyer, Michael G. Livingston, Edward L. Maddox, and Norman E. Harrison for election as directors to serve for terms of three years each and until their successors are elected and qualified. Under Maryland law, directors are elected by a plurality of all votes cast at a meeting at which a quorum is present.

Unless contrary instruction is given, the persons named in the proxies solicited by the Board of Directors will vote each such proxy for the election of the named nominees. If any of the nominees is unable to serve, the shares represented by all properly executed proxies which have not been revoked will be voted for the election of such substitute as the Board may recommend or the Board may reduce the size of the Board to eliminate the vacancy. At this time, the Board does not anticipate that any nominee will be unavailable to serve.

The following table sets forth, for each nominee and each continuing director, his or her name, age as of the Record Date, the year he or she first became a director of the Company, the expiration of his or her current term, and whether such individual has been determined by the Board to be “independent” as defined in Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers (NASD). Each nominee and continuing director is also a member of the Board of Directors of The Bank of Glen Burnie (the “Bank”) and GBB Properties, Inc. (“GBB Properties”). There are no known arrangements or understandings between any director or nominee for director of the Company and any other person pursuant to which such director or nominee has been selected as a director or nominee.

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Name	Age	Director Since	Current Term to Expire	Independent

Board Nominees for Term to Expire in 2009

Shirley E. Boyer	69	1995	2006	Yes
Michael G. Livingston	52	2005	2006	No
Norman E. Harrison	60	2005	2006	Yes
Edward L. Maddox	55	2005	2006	Yes

Directors Continuing in Office

F. William Kuethe, Jr.	73	1995	2007	No
Thomas Clocker	71	1995	2007	Yes
William N. Scherer, Sr.	82	1995	2007	Yes
Karen B. Thorwarth	48	1995	2007	Yes
John E. Demyan	58	1995	2008	No
Charles Lynch, Jr.	52	2003	2008	Yes
F. W. Kuethe, III	46	1992	2008	No
Mary Lou Wilcox	57	1997	2008	Yes

Presented below is certain information concerning the nominees and directors continuing in office. Unless otherwise stated, all directors and nominees have held the positions indicated for at least the past five years.

Shirley E. Boyer is the owner/manager of a large number of residential properties in Anne Arundel County, Maryland. She has 13 years experience in the local banking industry where she was given progressive responsibilities, holding positions from Teller to Assistant Branch Manager.

Michael G. Livingston was appointed Deputy Chief Executive Officer and Executive Vice President in August 2004 and became a Director on January 1, 2005. Mr. Livingston was a Senior Vice President from January 1998 until August 2004 and had been Chief Lending Officer of the Bank from 1996 until August 2004. He served as Deputy Chief Operating Officer from February 14, 2003 through December 31, 2003 and was appointed the Chief Operating Officer effective January 1, 2004.

Norman E. Harrison has 32 years of experience as a certified public accountant. He is a founding partner of Harrison, Fields & Company, LLC, a public accounting firm specializing in auditing, accounting, taxes and consulting. Prior to opening the company, Mr. Harrison was a senior partner responsible for managing the Baltimore office of Stegman & Company, P.A., a large regional public accounting firm. Mr. Harrison is a member of the American Institute of Certified Public Accountants, the Maryland Association of Certified Public Accountants and the National Association of Credit Union Supervisory and Auditing Committee. He currently serves as an advisory board member of several corporations.

Edward L. Maddox has 31 years of professional experience in the financial services industry. He currently provides expertise in the areas of profitability reporting, commercial lending revenue enhancement and international cash management products to major U.S. banks as a consultant with Automated Financial Systems. During his career Mr. Maddox worked in the operations division of First National Bank of Maryland and the Equitable Trust Company. He was a member of the Adjunct Faculty at Loyola College from 1980 - 1985 while serving as the Director of Consulting for Commercial Banking Funds Management with Littlewood, Shain & Company. In 2003, Governor Robert L. Ehrlich appointed Mr. Maddox to the Maryland State Information Technology Board. He served as a Delegate on the Greater Severna Park Council from 1979-1982 and 1989-1993. He currently serves on the Shipley’s Choice Community Association’s Board of Directors where he has held several leadership positions including a three-year term as President.

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John E. Demyan has been Chairman of the Board of the Company, the Bank and GBB Properties since 1995. He previously served as a director of the Company and the Bank from 1990 through 1994. He completed the Maryland Banking School in 1994. He is the owner and manager of commercial and residential properties in northern Anne Arundel County, Maryland. Mr. Demyan is also a commercial multi-engine pilot and flight instructor. He is an active volunteer with Angel Flight Mid-Atlantic, an organization that provides free air transportation for medical treatments to individuals who have exhausted their resources as a result of their medical condition.

Frederick W. Kuethe, III has been a Vice President of the Company since 1995 and a director of the Bank since 1988. In addition to his active participation on the board, he also works in software design and systems integration at Northrop Grumman Corp. (formerly Westinghouse Electric Corporation). He is a graduate of the Maryland Banking School. Frederick W. Kuethe, III is the son of F. William Kuethe, Jr.

Mary Lipin Wilcox is a teacher at Belle Grove Elementary School in Brooklyn Park, Maryland. She is an active member of her church, the teacher’s association and the community. She has served on the Glen Burnie Improvement Association’s Carnival Banking Committee for over 35 years as well as serving on other Carnival committees.

Charles Lynch, Jr. is President of The General Ship Repair Corporation in Baltimore, Maryland and has nearly 30 years of experience in marine engineering and ship repair. He holds a Bachelor of Science degree in Industrial Engineering, with a minor in Ocean Engineering, from the University of Miami and serves on the Baltimore Maritime Museum’s Board of Directors. He is an active member of the Annapolis Yacht Club and St. Annes Episcopal Church in Annapolis, Maryland.

 F. William Kuethe, Jr. has served as President and Chief Executive Officer of the Company and the Bank since 1995. He also served as a director of the Bank from 1960 through 1989. He was formerly President of Glen Burnie Mutual Savings Bank from 1960 through 1995. Mr. Kuethe, a former licensed appraiser and real estate broker, has banking experience at all levels. F. William Kuethe, Jr. is the father of Frederick W. Kuethe, III.

Thomas Clocker has been the owner/operator of Angel’s Food Market in Pasadena, Maryland since 1960. He served on the Mid-Atlantic Food Association’s board of directors for nine years and is a founding member of the Pasadena Business Association. Mr. Clocker is actively involved in the community as a supporter of local schools, athletic associations and scouting groups.

William N. Scherer, Sr. has been a member of the local business community since 1952 when he owned and operated an accounting and tax business. After graduating from law school in 1962, he opened a law practice in Glen Burnie. He currently specializes in wills and estates. He previously operated Scherer’s Market in Jessup, Maryland from 1960 to 2004. Mr. Scherer is chairman of the Audit Committee. Mr. Scherer is past director of the Chartwell Golf and Country Club and past director of the Mariner Sands Chapel.

Karen B. Thorwarth is a Certified Insurance Counselor and a licensed agent. She has 24 years of experience including commercial property and casualty insurance, marketing, and underwriting of commercial boat and pleasure yacht insurance.

CORPORATE GOVERNANCE

The Board of Directors periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency, and maintains full compliance with the laws, rules and regulations which govern the Company’s operations.

Meetings and Committees of the Board of Directors

Board of Directors. The Board of Directors consists of twelve members and holds regular monthly meetings and special meetings as needed. During the year ended December 31, 2005, the Board met 13 times. No incumbent director attended fewer than 75% of the total number of meetings of the Board of Directors held during 2005 and the total number of meetings held by all committees on which the director served during such year. Board members are expected to attend the Annual Meeting of Stockholders, and all incumbent directors attended the 2005 Annual Meeting of Stockholders.

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Audit Committee. The Bank’s Audit Committee acts as the audit committee for the Company and currently consists of Directors William N. Scherer, Sr., Shirley E. Boyer, Karen B. Thorwarth, Norman E. Harrison and Thomas Clocker. During the year ended December 31, 2005, the Audit Committee met 17 times.

The Audit Committee monitors internal accounting controls, meets with the Bank’s Internal Auditor to review internal audit findings, recommends independent auditors for appointment by the Board, and meets with the Company’s independent auditors regarding these internal controls to assure full disclosure of the Company’s financial condition. Each member of the Audit Committee is independent, as defined in Rule 4200(a)(15) of the listing standards of the NASD, meets the criteria for independence set forth in Rule 10A-3(b)(1) promulgated under the Exchange Act, and otherwise meets the criteria for Audit Committee membership set forth in applicable NASD rules. In addition, each member of the Audit Committee is able to read and understand fundamental financial statements, including a company’s balance sheet, income statement, and cash flow statement. Additionally at least one member of the Committee has past employment experience in finance or accounting and the requisite professional certification in accounting, which results in the individual’s financial sophistication. The Audit Committee does not include an “audit committee financial expert” (as defined in applicable Securities and Exchange Commission (SEC) rules), because the Board of Directors believes that the benefits provided by the addition to the Audit Committee of an individual who meets the SEC criteria at this time do not justify the cost of retaining such an individual.

Employee Compensation and Benefits Committee. The Bank’s Employee Compensation and Benefits Committee acts as the compensation committee for the Company and is composed of Directors Shirley E. Boyer, F. William Kuethe, Jr., John E. Demyan, William N. Scherer, Sr., Frederick W. Kuethe, III, Thomas Clocker, Michael G. Livingston, and Karen Thorwarth. The purpose of the Compensation Committee is to evaluate and ascertain the appropriateness of compensation levels pertaining to the officers of the Bank, other than the Chief Executive Officer and the other executive officers of the Bank (which are determined by the full Board of Directors and must be approved by a majority of the independent directors). This Committee met three times during 2005.

Nominations. The Company’s full Board of Directors acts as a nominating committee for the annual selection of its nominees for election as directors, and nominees must be approved by a majority of the independent directors. The Board of Directors held one meeting during 2006 in order to make nominations for directors. The Board of Directors believes that the interests of the Company’s stockholders are served by relegating the nominations process to the full Board, the significant majority of which are independent from management. While the Board of Directors will consider nominees recommended by stockholders, it has not actively solicited recommendations from the Company’s stockholders for nominees, nor established any procedures for this purpose. In considering prospective nominees, the Board of Directors will consider the prospect’s relevant financial and business experience, familiarity with and participation in the Bank’s market area, the integrity and dedication of the prospect, his independence and other factors the Board deems relevant. The Board of Directors will apply the same criteria to nominees recommended by stockholders as those recommended by the full Board. Nominations by stockholders must comply with certain informational requirements set forth in Article III, Section 1 of the Company’s Bylaws. See “Stockholder Proposals” elsewhere in this Proxy Statement.

Director Compensation

Director’s Fees. Currently, all directors are paid a fee of $1,000 for each combined regular or special meeting of the Company and the Bank attended, with fees paid for one excused absence. In addition to the foregoing director’s fees, Mr. Demyan is compensated at the rate of $30,000 per annum for the additional responsibilities of serving as the Chairman of the Board. Directors (other than F. William Kuethe, Jr. and Michael G. Livingston who receive no fees for committee meetings) are paid an additional fee of $200 for each committee meeting attended with fees paid for up to two excused absences. The Chairman of each Committee is paid $300 for each committee meeting attended.

Executive and Director Deferred Compensation Plan. The Bank’s Board of Directors has adopted The Bank of Glen Burnie Executive and Director Deferred Compensation Plan pursuant to which participating directors may elect to defer all or a portion of their fees on a pre-tax basis. Deferred fees are held in a trust account and invested as directed by the participant. Participants are fully vested in their accounts at all times and may elect to have their accounts paid out in a lump sum or in equal installments over a period of five, ten or fifteen years beginning on a date no earlier than three years after the initial deferral election. Upon a participant’s death, any amounts remaining in their account will be paid to their beneficiaries.

Director Health Plan. All directors have the right to participate in the Bank’s health insurance plan. Under the terms of the plan, the Bank pays 80% of the premiums for participating directors and their spouses. For the 2005 calendar year, Thomas Clocker, Karen B. Thorwarth and Shirley E. Boyer participated in the plan, and the Company paid $6,158, $12,420 and $6,158 of the premiums, respectively.

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Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics that is designed to promote the highest standards of ethical conduct by the Company’s and the Bank’s directors, executive officers and employees. The Code of Business Conduct and Ethics has been posted on the Bank’s website, www.thebankofglenburnie.com.

Communications with the Board

The Board of Directors has not established a formal process for stockholders to send communications to the Board. Due to the infrequency of stockholder communications to the Board, the Board does not believe that a formal process is necessary. Furthermore, all of the Company’s Board members are residents of the communities served by the Bank and where most of the Company’s stockholders reside, and therefore are accessible to the great majority of the Company’s stockholders.

SECURITIES OWNERSHIP OF MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of the shares of Common Stock as of the Record Date by (i) each executive officer of the Company named in the Summary Compensation Table included elsewhere in this Proxy Statement, (ii) each current director and each nominee for election as a director and (iii) all directors and executive officers of the Company as a group.

Name	Amount And Nature of Beneficial Ownership (1)	Percent of Class
F. William Kuethe, Jr.	58,630(2)	2.38%
Thomas Clocker	9,785(3)	0.40%
William N. Scherer, Sr.	13,881(4)	0.56%
Karen B. Thorwarth	1,886	0.08%
John E. Demyan	234,419	9.50%
F. W. Kuethe, III	131,203(5)	5.32%
Mary Lou Wilcox	1,844	0.07%
Michael G. Livingston	2,337(6)	0.09%
Norman E. Harrison	720	0.03%
Shirley E. Boyer	18,669(7)	0.76%
Charles Lynch, Jr.	19,623(8)	0.80%
Edward L. Maddox	5,598(9)	0.23%
All directors, nominees and executive officers as a group (13 persons)	500,948	20.31%
_____________________________

(1)
Rounded to nearest whole share. For the definition of “beneficial ownership,” see footnote (1) to the table in the section entitled “Voting Securities and Principal Holders Thereof.” Unless otherwise noted, ownership is direct and the named individual has sole voting and investment power.

(2)	Includes 24,161 shares held jointly with others and 26,300 shares held by The Kuethe Family Trust, of which he and his spouse are trustees.

(3)	Includes 7,686 shares as to which he shares voting and investment power.

(4)	Includes 12,820 shares as to which he shares voting and investment power.

(5)	See footnote (2) to the table in the section entitled “Voting Securities and Principal Holders Thereof”.

(6)	Includes 2,217 shares to which he shares voting and investment power.

(7)	Includes 16,907 shares as to which she shares voting and investment power.

(8)	Includes 6,567 shares held for the benefit of two minor children and 1,456 shares held by Mrs. Lynch. Each disclaims beneficial ownership to the shares owned individually by the other.

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(9)	Includes 1,257 shares as to which he shares voting and investment power.

REPORT OF THE COMPENSATION COMMITTEE

The Bank's Employee Compensation and Benefits Committee acts as the compensation committee for the Company and determines the appropriateness of compensation levels pertaining to the officers of the Bank, other than the Chief Executive Officer and the other executive officers of the Bank (which are determined by the full Board of Directors based upon data provided by, and recommendations of, the Committee, and must be approved by a majority of the independent directors).  The overall goal of the Committee is the establishment of compensation policies designed to attract, motivate, reward and retain qualified employees who will execute the Company's strategic goals and thereby increase the value created for shareholders.

The Committee and Board review annually the compensation of the executive officers to insure that the Bank's compensation programs are related to the Bank's financial performance and consistent generally with banks of comparable size in the area.  The Committee and the Board of Directors establish the compensation paid to executive officers based upon the individual performance of the executive officer and the overall performance of the Bank.   In assessing the performance of an individual executive officer, the Committee considers the executive officer's historical performance, degree of responsibility, level of experience, length of service, contribution to the performance of the Company and commitment to meeting strategic goals.  With respect to the salary of the Company's Chief Executive Officer, Mr. Kuethe has voluntarily limited his base salary to its current level.

Bonuses are discretionary and are generally granted to executive officers based on the extent to which the Company achieves annual performance objectives, as established by the Board of Directors.  Such performance objectives include dividend growth, asset growth and performance and earnings performance.

In addition, executive officers are entitled to participate in the employee benefits offered to all employees of the Bank.

EMPLOYEE COMPENSATION AND BENEFITS COMMITTEE
Shirley E. Boyer	Thomas Clocker
F. William Kuethe, Jr.	William N. Scherer, Sr.
John E. Demyan	Karen B. Thorwarth
F. W. Kuethe, III	Michael G. Livingston

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information regarding the cash and noncash compensation awarded to or earned during the past three fiscal years by the Company’s Chief Executive Officer and by each executive officer whose salary and bonus earned in fiscal year 2005 exceeded $100,000 for services rendered in all capacities to the Company and its subsidiaries.

		Annual Compensation
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	All Other Compensation
F. William Kuethe, Jr.	2005	$ 90,000	$15,000	$ —	$28,857	(1)
President and Chief	2004	83,846	20,000	$ —	32,100	(1)
Executive Officer	2003	80,000	20,000	$ —	23,389	(1)

Michael Livingston	2005	$127,692	$20,000	$ —	$31,646	(2)
Executive Vice President, Chief	2004	114,616	$17,500	$ —	17,944	(2)
Operating Officer and Deputy Chief Executive Officer	2003	$94,643	$13,500	$ —	15,382	(2)

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_____________________________

(1)
Mr. Kuethe’s “Other Compensation” for 2005 consisted of $12,000 in directors’ fees, $4,451 as a 5% employer contribution and $6,892 as a Company profit sharing contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan, and $5,514 representing the dollar value to Mr. Kuethe of the premiums on a term life insurance policy for his benefit; for 2004 consisted of $12,000 in directors’ fees, $5,105 as a 5% employer contribution and $8,745 as a Company profit sharing contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan, and $6,250 representing the dollar value to Mr. Kuethe of the premiums on a term life insurance policy for his benefit; and for 2003 consisted of $9,600 in directors’ fees, $4,533 as a 5% employer contribution and $8,193 as a Company profit sharing contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan, and $1,063 representing the dollar value to Mr. Kuethe of the premiums on a term life insurance policy for his benefit.

(2)
Mr. Livingston became Executive Vice President and Deputy Chief Executive Officer in August 2004 and became a Director on January 1, 2005. Mr. Livingston’s “Other Compensation” for 2005 consisted of $12,000 in directors’ fees, $7,489 as a 5% employer contribution and $11,597 as a Company profit sharing contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan, and $560 representing the dollar value to Mr. Livingston of the premiums on a term life insurance policy for his benefit; for 2004 consisted of $6,428 as a 5% employer contribution and $11,013 as a Company profit sharing contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan, and $503 representing the dollar value to Mr. Livingston of the premiums on a term life insurance policy for his benefit; and for 2003 consisted of $5,416 as a 5% employer contribution and $9,789 as a Company profit sharing contribution to The Bank of Glen Burnie 401(K) Profit Sharing Plan, and $177 representing the dollar value to Mr. Livingston of the premiums on a term life insurance policy for his benefit.

Change in Control Severance Plan

In August 2001, the Board of Directors of the Company and the Bank approved amendments to the Company’s and the Bank’s Change-in-Control Severance Plan, to include the named executive officers in the Plan’s coverage. Under the terms of the Plan, in the event the executive voluntarily terminates his employment within two years following a change in control, or in the event the Executive’s employment is terminated by the Bank (or its successor) for any reason, other than cause, within two years following a change in control, the executive is entitled to receive an amount equal to the aggregate present value of 2.99 times the executive’s average annual taxable compensation from the Bank and the Company for the prior five complete years (or the number of years during which the executive was employed by the Bank, if less). The payment will be made either in a lump sum or in installments, at the option of the executive.

Transactions with Management

All currently outstanding loans to directors and executive officers were made in the ordinary course of business of the Bank and on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and did not involve more than the normal risk of collectibility or present other unfavorable features.

Compensation Committee Interlocks and Insider Participation

As stated above (See “Corporate Governance - Employee Compensation and Benefits Committee”), the Employee Compensation and Benefits Committee determines the compensation levels for the officers of the Bank, other than the Chief Executive Officer and other executive officers of the Bank which are determined by the full Board of Directors and must be approved by a majority of the independent directors. F. William Kuethe, Jr., President and Chief Executive Officer of the Company and the Bank, and Michael Livingston, Executive Vice President and Chief Operating Officer of the Company and the Bank, serve on the Board and on the Committee. No executive officer of the Company or the Bank serves or has served as a member of the compensation committee of another entity, one of whose executive officers serves on the Employee Compensation and Benefits Committee of the Bank. No executive officer of the Company or the Bank serves or has served as a director of another entity, one of whose executive officers serves on the Committee.

PERFORMANCE GRAPH

The following graph compares the cumulative total return on the Common Stock during the five years ended December 31, 2005 with that of a broad market index (Nasdaq Composite), and a peer group consisting of publicly traded Maryland, Virginia and District of Columbia commercial banks with total assets between $200 million and $500 million (“Peer Group”). The Peer Group is comprised of Alliance Bankshares Corporation, Benchmark Bankshares, BOE Financial Services of Virginia, Inc., Central Virginia Bankshares, Inc., Fauquier Bankshares, Inc., First National Corporation, James Monroe Bancorp, Inc., Millennium Bankshares Corporation, Monarch Bank, Shore Financial Corporation, Abigail Adams National Bancorp, Inc., and Carrollton Bancorp. The graph assumes $100 was invested on December 31, 2000 in the Common Stock and in each of the indices and assumes reinvestment of dividends.

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Total Return Analysis
	12/31/2000	12/31/2001	12/31/2002	12/31/2003	12/31/2004	12/31/2005
Glen Burnie Bancorp	$100.00	$170.89	$221.39	$384.98	$373.44	$337.84
Peer Group	$100.00	$126.16	$149.59	$216.66	$239.03	$234.78
Nasdaq Composite	$100.00	$79.21	$54.46	$82.12	$89.65	$91.54
Source: Zacks Investment Research.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee has reviewed and discussed with management the annual audited financial statements of the Company and its subsidiaries.

The Audit Committee has discussed with Trice Geary & Myers LLC, the independent auditors for the Company for 2005, the matters required to be discussed by Statement on Auditing Standards 61. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independent Standards Board Standard No. 1 and has discussed with the independent auditors the independent auditors' independence.

Based on the foregoing review and discussions, the Audit Committee recommended to the Company’s Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year 2005 for filing with the Securities and Exchange Commission.

AUDIT COMMITTEE
William N. Scherer, Sr., Chairman	Norman E. Harrison
Shirley E. Boyer	Karen B. Thorwarth
Thomas Clocker

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PROPOSAL II — AUTHORIZATION FOR APPOINTMENT OF AUDITORS

Selection of Auditors

Trice Geary & Myers LLC, which was the Company’s independent auditing firm for the 2005 fiscal year, is expected to be retained by the Audit Committee of the Board of Directors to be the Company’s independent auditors for the 2006 fiscal year. A representative of Trice Geary & Myers LLC is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement if he or she so desires. The Board of Directors recommends a vote FOR the proposal to authorize the Board of Directors to accept the selection of the Audit Committee of an outside auditing firm for the ensuing year.

Disclosure of Independent Auditor Fees

The following is a description of the fees billed to the Company by Trice Geary & Myers LLC (“TGM”) during the years ended December 31, 2004 and 2005:

Audit Fees.  Audit fees include fees paid by the Company to TGM in connection with the annual audit of the Company’s consolidated financial statements, and review of the Company’s interim financial statements. Audit fees also include fees for services performed by TGM that are closely related to the audit and in many cases could only be provided by our independent auditors. Such services include consents related to SEC and other regulatory filings. The aggregate fees billed to the Company by TGM for audit services rendered to the Company for the years ended December 31, 2004 and December 31, 2005 totaled $80,598 and $84,329, respectively.

Audit Related Fees.  Audit related services include due diligence services related to mergers and acquisitions, accounting consultations, and employee benefit plan audits. The aggregate fees billed to the Company by TGM for audit related services rendered to the Company for the years ended December 31, 2004 and December 31, 2005 totaled $7,285 and $9,640, respectively.

Tax Fees.  Tax fees include corporate tax compliance, counsel and advisory services. The aggregate fees billed to the Company by TGM for the tax related services rendered to the Company for the years ended December 31, 2004 and December 31, 2005 totaled $8,752 and $6,620, respectively.

All Other Fees.  The aggregate fees billed to the Company by TGM for all other services rendered to the Company for matters such as general consulting services and services in connection with annual and special meetings of stockholders for the years ended December 31, 2004 and December 31, 2005 totaled $5,044 and $6,703, respectively.

Approval of Independent Auditor Services and Fees

The Company’s Audit Committee reviews all fees charged by the Company’s independent auditors, and actively monitors the relationship between audit and non-audit services provided. The Audit Committee must pre-approve all audit and non-audit services provided by the Company’s independent auditors and fees charged.

OTHER MATTERS

The Board of Directors is not aware of any business to come before the Annual Meeting other than those matters described above in this proxy statement and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the determination of a majority of the named proxies.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to regulations promulgated under the Exchange Act, the Company’s officers, directors and persons who own more than ten percent of the outstanding Common Stock (“Reporting Person”) are required to file reports detailing their ownership and changes of ownership in such Common Stock, and to furnish the Company with copies of all such reports. Based on the Company’s review of such reports which the Company received during the last fiscal year, or written representations from Reporting Persons that no annual report of change in beneficial ownership was required, the Company believes that, with respect to the last fiscal year, all persons subject to such reporting requirements have complied with the reporting requirements.

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MISCELLANEOUS

The cost of soliciting proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telegraph or telephone without additional compensation therefore.

The Company’s 2005 Annual Report to Stockholders, including financial statements, has been mailed to all stockholders of record as of the close of business on the Record Date with this Proxy Statement. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Secretary of the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference. A copy of the Company’s Form 10-K for the fiscal year ended December 31, 2005 as filed with the Securities and Exchange Commission will be furnished without charge to stockholders as of the Record Date upon written request to Chief Financial Officer, Glen Burnie Bancorp, 101 Crain Highway, S.E., Glen Burnie, Maryland 21061.

STOCKHOLDER PROPOSALS

Any stockholder desiring to present a proposal at the 2007 Annual Meeting of Stockholders and wishing to have that proposal included in the proxy statement for that meeting must submit the same in writing to the Secretary of the Company at 101 Crain Highway, S.E., Glen Burnie, Maryland 21061, in time to be received by December 14, 2006. The persons designated by the Company to vote proxies given by stockholders in connection with the Company's 2006 Annual Meeting of Stockholders will not exercise any discretionary voting authority granted in such proxies on any matter not disclosed in the Company's 2007 proxy statement with respect to which the Company has received written notice no later than February 26, 2007 that a stockholder (i) intends to present such matter at the 2007 Annual Meeting, and (ii) intends to and does distribute a proxy statement and proxy card to holders of such percentage of the shares of Common Stock required to approve the matter. If a stockholder fails to provide evidence that the necessary steps have been taken to complete a proxy solicitation on such matter, the Company may exercise its discretionary voting authority if it discloses in its 2007 proxy statement the nature of the proposal and how it intends to exercise its discretionary voting authority.

BY ORDER OF THE BOARD OF DIRECTORS

Dorothy A. Abel
SECRETARY

Glen Burnie, Maryland
April 12, 2006

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☒ PLEASE MARK VOTES	REVOCABLE PROXY
AS IN THIS EXAMPLE	GLEN BURNIE BANCORP
2006 ANNUAL MEETING OF STOCKHOLDERS

The undersigned hereby constitutes and appoints F. William Kuethe, John E. Demyan, and William N. Scherer, Sr., or a majority of them, with full powers of substitution, as attorneys-in-fact and agents for the undersigned, to vote all shares of Common Stock of Glen Burnie Bancorp which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at La Fontaine Bleu, 7514 Ritchie Highway, Glen Burnie, Maryland on Thursday, May 11, 2006 at 2:00 p.m., Eastern Time (the “Annual Meeting”), and at any and all adjournments thereof, as indicated below and as determined by a majority of the named proxies with respect to any other matters presented at the Annual Meeting.

	FOR	VOTE WITHHELD	FOR EXCEPT
1. To elect as directors all nominees listed below:	☐	☐	☐
Shirley E. Boyer
Michael G. Livingston
Edward L. Maddox
Norman E. Harrison

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY LISTED NOMINEE, MARK THE FOR EXCEPT BOX AND INSERT THAT NOMINEE’S NAME ON THE LINE PROVIDED BELOW.

	FOR	AGAINST	ABSTAIN
2. To authorize the Board of Directors to accept the auditors selected by the Audit Committee for the 2006 fiscal year	☐	☐	☐

The Board of Directors recommends a vote “FOR” the above listed propositions.

IF YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE CHECK THIS BOX     ☐

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE ABOVE NOMINEES AND FOR PROPOSAL II. IF ANY OTHER BUSINESS IS PROPERLY PRESENTED AT THE ANNUAL MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN ACCORDANCE WITH THE DETERMINATION OF A MAJORITY OF THE NAMED PROXIES. THIS PROXY CONFERS DISCRETIONARY AUTHORITY ON THE HOLDERS THEREOF TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE AND MATTERS INCIDENT TO THE CONDUCT OF THE ANNUAL MEETING.

Please be sure to sign and date this Proxy here.

Date _________________

_________________________________	_________________________________
Stockholder sign above	Co-holder (if any) sign above

Detach above card, sign, date and mail in postage paid envelope provided.

GLEN BURNIE BANCORP

Should the above signed be present and elect to vote at the Annual Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Annual Meeting of the stockholder’s decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect. The above signed hereby revokes any and all proxies heretofore given with respect to the shares of Common Stock held of record by the above signed. The above signed acknowledges receipt from the Company prior to the execution of this proxy of notice and a proxy statement and a 2005 Annual Report to stockholders for the annual meeting.

Please sign exactly as your name appears on the envelope in which this proxy was mailed. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.

PLEASE ACT PROMPTLY
SIGN, DATE & MAIL YOUR PROXY CARD TODAY

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED